2 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial stateme nts appearing in our press release dated November 2, 2023, which has been furnished as Exhibit 99.1 to our Form 8-K furnished on November 2, 2023. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward- looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s real estate financing program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward- looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the other documents filed by the Company with the Securities and Exchange Commission (the “ SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of fac tors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward- looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS

3 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board Eva S. Hardy, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director A. Russell Kirk, Director John W. Snow, Independent Director CORPORATE OFFICERS Louis S. Haddad, President and Chief Executive Officer Shawn J. Tibbetts, Chief Operating Officer Matthew T. Barnes-Smith, Chief Financial Officer Eric E. Apperson, President of Construction Shelly R. Hampton, President of Asset Management Jefferies Peter Abramowitz (212) 336-7241 pabramowitz@jefferies.com Bank of America Merrill Lynch Camille Bonnel (416) 369-2140 camille.bonnel@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically integrated, self-managed real estate investment trust with over four decades of experience developing, building, acquiring, and managing high-quality retail, office, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third- party clients, in addition to developing and building properties to be placed in their stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information visit ArmadaHoffler.com. CORPORATE PROFILE Robert W. Baird & Co. Wesley Golladay (216) 737-7510 wgolladay@rwbaird.com Stifel Stephen Manaker (212) 271-3716 manakers@stifel.com CREDIT RATING Rating: BBB Agency: DBRS Morningstar

4 HIGHLIGHTS • Net income attributable to common stockholders and OP Unit holders of $5.3 million, or $0.06 per diluted share, compared to $33.9 million, or $0.38 per diluted share, for the three months ended September 30, 2022. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $27.6 million, or $0.31 per diluted share, compared to $22.7 million, or $0.26 per diluted share, for the three months ended September 30, 2022. See "Non-GAAP Financial Measures." • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $27.7 million, or $0.31 per diluted share, compared to $25.8 million, or $0.29 per diluted share, for the three months ended September 30, 2022. • Maintained the Company's previous guidance range for 2023 full-year Normalized FFO of $1.23 to $1.27 per diluted share. • Maintained a 97% weighted average portfolio occupancy as of September 30, 2023. Retail occupancy was 98%, office occupancy was 96%, and multifamily occupancy was 96%. • Third quarter commercial lease renewal spreads increased 14.5% on a GAAP basis and 4.9% on a cash basis. • Same Store NOI increased 4.4% on a GAAP basis and 5.9% on a cash basis compared to the quarter ended September30, 2022: • Retail Same Store NOI increased 6.6% on a GAAP basis and 6.4% on a cash basis. • Office Same Store NOI increased 2.3% on a GAAP basis and 8.1% on a cash basis. • Multifamily Same Store NOI increased 3.1% on a GAAP basis and 2.2% on a cash basis. • Third-party construction backlog as of September 30, 2023 was $513.6 million and construction gross profit for the third quarter was $3.3 million.

5 2023 OUTLOOK OUTLOOK(1) LOW HIGH PORTFOLIO NOI $161.1M $161.9M CONSTRUCTION SEGMENT PROFIT $11.8M $12.8M G&A EXPENSES $17.8M $18.4M INTEREST INCOME $14.5M $14.9M INTEREST EXPENSE(2) $47.2M $47.8M NORMALIZED FFO PER DILUTED SHARE $1.23 $1.27 (1) See appendix for definitions. Ranges exclude certain items as per definition. (2) Includes the interest expense on finance leases and interest receipts of non-designated derivatives.

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended			
OPERATIONAL METRICS	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Net Income Attributable to Common Stockholders and OP Unitholders	$5,343	$11,729	$2,376	$11,517
Net Income per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.06**	**$0.13**	**$0.03**	**$0.13**
Normalized FFO Attributable to Common Stockholders and OP Unitholders	27,735	28,301	26,498	30,633
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.31**	**$0.32**	**$0.30**	**$0.35**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	6.2x	5.5x	5.4x	5.3x
Fixed Charge Coverage Ratio	2.2x	2.3x	2.3x	2.6x
CAPITALIZATION				
Common Shares Outstanding	67,885	67,945	67,939	67,730
Operating Partnership Units Outstanding	21,643	21,653	20,611	20,611
Common Shares and Operating Partnership Units Outstanding	89,528	89,598	88,550	88,341
Market Price per Common Share as of Last Day of Quarter	$10.24	$11.68	$11.81	$11.49
Common Equity Capitalization	916,766	1,046,505	1,045,776	1,015,038
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	1,087,851	1,217,590	1,216,861	1,186,123
Total Debt[1]	1,326,987	1,269,586	1,117,424	1,073,132
Total Capitalization	$2,414,838	$2,487,176	$2,334,285	$2,259,255
STABILIZED PORTFOLIO OCCUPANCY[2]				
Retail	98.1%	98.2%	98.4%	97.9%
Office	96.1%	96.2%	96.8%	96.7%
Multifamily	96.0%	96.2%	95.7%	96.1%
Weighted Average[3]	96.8%	97.0%	97.1%	97.0%
STABILIZED PORTFOLIO				
Commercial				
Retail Portfolio				
Net Operating Income	$19,249	$18,412	$16,667	$16,474
Number of Properties	38	39	38	38
Net Rentable Square Feet	3,931,079	4,023,183	3,915,809	3,916,001
Office Portfolio				
Net Operating Income	$13,890	$13,084	$12,376	$12,888
Number of Properties	10	10	9	9
Net Rentable Square Feet	2,310,645	2,310,645	2,111,924	2,111,923
Multifamily				
Multifamily Portfolio				
Net Operating Income	$8,979	$9,148	$8,167	$8,327
Number of Properties	11	11	10	10
Units	2,492	2,492	2,254	2,254

(1) *Excludes GAAP adjustments.*
(2) *See appendix for definitions.*
(3) *Total occupancy weighted by annualized base rent.*

6

7 SUMMARY INCOME STATEMENT $ IN THOUSANDS, EXCEPT PER SHARE Three Months Ended Nine Months Ended 9/30/2023 9/30/2022 9/30/2023 9/30/2022 Revenues (Unaudited) Rental Revenues $62,913 $53,743 $179,082 $163,602 General Contracting and Real Estate Services Revenues 99,408 69,024 286,220 138,947 Interest Income 3,690 3,490 10,823 10,410 Total Revenues 166,011 126,257 476,125 312,959 Expenses     Rental Expenses 14,756 12,747 41,392 38,101 Real Estate Taxes 5,867 5,454 16,910 16,695 General Contracting and Real Estate Services Expenses 96,095 66,252 276,336 133,491 Depreciation and Amortization 22,462 17,527 60,808 54,865 Amortization of Right-of-Use Assets - Finance Leases 425 278 1,049 833 General & Administrative Expenses 4,286 3,854 13,786 12,179 Acquisition, Development & Other Pursuit Costs - - 18 37 Impairment Charges 5 - 107 333 Total Expenses 143,896 106,112 410,406 256,534 Gain on Real Estate Dispositions 227 33,931 738 53,424 Operating Income 22,342 54,076 66,457 109,849 Interest Expense (15,444) (10,345) (41,375) (28,747) Loss on Extinguishment of Debt - (2,123) - (2,899) Change in Fair Value of Derivatives and Other 2,466 782 5,024 7,512 Unrealized Credit Loss (Provision) Release (694) 42 (871) (858) Other Income (Expense), Net 63 118 324 415 Income Before Taxes 8,733 42,550 29,559 85,272 Income Tax (Provision) Benefit (310) (181) (834) 140 Net Income $8,423 $42,369 $28,725 $85,412 Net Income Attributable to Noncontrolling Interest in Investment Entities (193) (5,583) (616) (5,811) Preferred Stock Dividends (2,887) (2,887) (8,661) (8,661) Net Income Attributable to AHH and OP Unitholders $5,343 $33,899 $19,448 $70,940 Net Income per Diluted Share and Unit Attributable to AHH and OP Unitholders $0.06 $0.38 $0.22 $0.80 Weighted Average Shares & OP Units - Diluted 89,589 88,341 88,908 88,143

8 SUMMARY BALANCE SHEET $ IN THOUSANDS 9/30/2023 12/31/2022 Assets (Unaudited) Real Estate Investments: Income Producing Property $2,089,170 $1,884,214 Held for Development 6,294 6,294 Construction in Progress 91,127 53,067 Accumulated Depreciation (376,449) (329,963) Net Real Estate Investments 1,810,142 1,613,612 Cash and Cash Equivalents 32,662 48,139 Restricted Cash 2,343 3,726 Accounts Receivable, Net 43,800 39,186 Notes Receivable, Net 83,713 136,039 Construction Receivables, Including Retentions, Net 87,295 70,822 Construction Contract Costs and Estimated Earnings in Excess of Billings 440 342 Equity Method Investments 125,672 71,983 Operating Lease Right-of-Use Assets 23,152 23,350 Finance Lease Right-of-Use Assets 92,570 45,878 Acquired Lease Intangible Assets 127,020 103,870 Other Assets 104,275 85,363 Total Assets $2,533,084 $2,242,310 Liabilities and Equity Indebtedness, Net $1,321,792 $1,068,261 Accounts Payable and Accrued Liabilities 31,604 26,839 Construction Payables, Including Retentions 108,107 93,472 Billings in Excess of Construction Contract Costs and Est. Earnings 23,127 17,515 Operating Lease Liabilities 31,573 31,677 Finance Lease Liabilities 93,419 46,477 Other Liabilities 56,818 54,055 Total Liabilities 1,666,440 1,338,296 Total Equity 866,644 904,014 Total Liabilities and Equity $2,533,084 $2,242,310 As Of

FFO, NORMALIZED FFO & AFFO[(1)]

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended (Unaudited)				Nine Months Ended (Unaudited)	
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2023	9/30/2022
Funds From Operations						
Net Income Attributable to AHH and OP Unitholders	**$5,343**	**$11,729**	**$2,376**	**$11,517**	**$19,448**	**$70,940**
Net Income per Diluted Share	$0.06	$0.13	$0.03	$0.13	$0.22	$0.80
Depreciation and Amortization[(2)]	22,239	19,655	18,245	17,887	60,139	54,084
Loss (Gain) on Dispositions of Operating Real Estate[(3)]	-	-	-	11	-	(47,995)
Impairment of Real Estate Assets	-	-	-	-	-	201
FFO	**$27,582**	**$31,384**	**$20,621**	**$29,415**	**$79,587**	**$77,230**
FFO per Diluted Share	$0.31	$0.35	$0.23	$0.33	$0.90	$0.88
Normalized FFO						
Acquisition, Development & Other Pursuit Costs	-	18	-	-	18	37
Loss on Extinguishment of Debt	-	-	-	475	-	2,899
Non-Cash GAAP Adjustments	1,124	(275)	456	128	1,305	1,823
Decrease (Increase) in Fair Value of Derivatives	(1,484)	(4,297)	3,807	(1,186)	(1,974)	(7,512)
Amortization of Interest Rate Derivatives on Designated Cash Flow Hedges	513	1,471	1,614	1,801	3,598	2,048
Normalized FFO	**$27,735**	**$28,301**	**$26,498**	**$30,633**	**$82,534**	**$76,525**
Normalized FFO per Diluted Share	$0.31	$0.32	$0.30	$0.35	$0.93	$0.87
Adjusted FFO						
Non-Cash Stock Compensation	817	288	1,846	562	2,951	2,729
Acquisition, Development & Other Pursuit Costs	-	(18)	-	-	(18)	(37)
Tenant Improvements, Leasing Commissions, Lease Incentives[(4)]	(2,249)	(2,725)	(3,460)	(1,875)	(8,434)	(4,754)
Property-Related Capital Expenditures	(2,678)	(1,700)	(3,724)	(3,441)	(8,102)	(8,448)
Adjustment for Real Estate Financing Modification and Exit Fees	-	(250)	(209)	(209)	(459)	(911)
Non-Cash Interest Expense[(5)]	1,917	1,492	1,292	1,312	4,701	4,240
Cash Ground Rent Payment - Finance Lease	(993)	(822)	(668)	(653)	(2,483)	(1,905)
GAAP Adjustments	(1,843)	(2,008)	(1,459)	(1,718)	(5,310)	(4,874)
AFFO	**$22,706**	**$22,558**	**$20,116**	**$24,611**	**$65,380**	**$62,565**
AFFO per Diluted Share	$0.25	$0.25	$0.23	$0.28	$0.74	$0.71
Weighted Average Common Shares Outstanding	67,945	67,901	67,787	67,730	67,878	67,525
Weighted Average Operating Partnership Units Outstanding	21,644	20,823	20,611	20,611	21,030	20,618
Total Weighted Average Common Shares and OP Units Outstanding	89,589	88,724	88,398	88,341	88,908	88,143

(1) *See definitions in appendix.*
(2) *Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.*
(3) *Excludes gain/loss attributable to noncontrolling interests in consolidated investments and the disposition of non-operating parcels.*
(4) *Excludes development, redevelopment, and first-generation space.*
(5) *Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.*

9

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Retail	Office[3]	Multifamily	Total
	Three months ended 9/30/2023			
Stable Portfolio				
Portfolio NOI[1][2]	$18,534	$13,356	$8,890	$40,780
Non-Stabilized Properties NOI	(172)	-	-	(172)
Signed Leases Not Yet Occupied or in Free Rent Period	466	920	84	1,470
Stable Portfolio NOI	$18,828	$14,276	$8,974	$42,078
Intra-Quarter Transactions				
Net Acquisitions	-	-	-	-
Net Dispositions	-	-	-	-
Annualized	$75,311	$57,104	$35,896	$168,311

Non-Stabilized Portfolio[4]

	As of 9/30/2023
Projects Under Development	$67,600
Properties in Lease Up	-
Development Opportunities	17,300
Unconsolidated JV Development	128,100
Total Non-Stabilized Portfolio	$213,000

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$12,129

Non-Property Assets[5]

	As of 9/30/2023
Cash and Restricted Cash	$35,005
Accounts Receivable, Net	43,800
Notes Receivable and Other Notes Receivable[6]	12,725
Real Estate Financing Investments[6]	72,632
Construction Receivables, Including Retentions[6]	87,478
Acquired Lease Intangible Assets	127,020
Other Assets / Costs in Excess of Earnings	104,715
Total Non-Property Assets	$483,375

Liabilities[5]

	As of 9/30/2023
Mortgages and Notes Payable[6]	$1,326,987
Accounts Payable and Accrued Liabilities	31,604
Construction Payables, Including Retentions	108,107
Other Liabilities[6]	78,956
Total Liabilities	$1,545,654

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 9/30/2023
Total Common Shares Outstanding	67,885
Total OP Units Outstanding	21,643
Total Common Shares & OP Units Outstanding	89,528

(1) *Excludes expenses associated with the Company's in-house asset management division of $0.8M for the 3 months ended 9/30/2023.*
(2) *Includes 100% of joint ventures.*
(3) *Includes leases for spaces occupied by the Company which are eliminated for GAAP purposes.*
(4) *Representative of costs incurred.*
(5) *Excludes lease right-of-use assets and lease liabilities.*
(6) *Excludes GAAP adjustments.*

10

11 DEBT TO ADJUSTED EBITDA $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, real estate financing, construction, and other ancillary activities outside of our stabilized portfolio. (2) Total notes payable less GAAP adjustments, cash, restricted cash, and other notes payable. 8.1 x 7.1 x 6.2 x (0.5)x 0.5 x 1.5 x 2.5 x 3.5 x 4.5 x 5.5 x 6.5 x 7.5 x 8.5 x Net Debt + Preferred/ Total Adjusted EBITDA Plus Ancillary Debt/ Total Adjusted EBITDA⁽¹⁾ Stabilized Portfolio Debt/ Stabilized Portfolio Adjusted EBITDA Three Months Ended 9/30/2023 Stabilized Portfolio Adjusted EBITDA $41,625 Stabilized Portfolio Debt $1,038,327 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA 6.2x Total Adjusted EBITDA(1) $45,285 Net Debt(2) $1,291,982 Net Debt Plus Ancillary Debt/Total Adjusted EBITDA 7.1x Net Debt + Preferred $1,463,067 Net Debt + Preferred /Total Adjusted EBITDA 8.1x

DEBT MANAGEMENT

$ IN THOUSANDS

ARMADA HOFFLER

Total Debt Composition

	% of Debt	Weighted Average Interest Rate	Weighted Average Maturity
Variable vs. Fixed-Rate Debt			
Variable-Rate Debt[(1)(2)]	37.6%	5.1%	3.1 Yrs
Fixed-Rate Debt[(3)(4)]	62.4%	3.7%	4.9 Yrs
Secured vs. Unsecured Debt			
Unsecured Debt[(2)]	52.4%	4.7%	3.4 Yrs
Secured Debt[(2)]	47.6%	3.7%	5.2 Yrs
Portfolio Weighted Average		**4.2%** [(2)]	**4.2 Yrs**

Interest Rate Caps & Swaps Not Allocated to Specific Asset Debt

Effective Date	Maturity Date	Strike / Swap Fixed Rate	Notional Amount
November 2020	November 2023	SOFR 1.84%	$84,375
July 2022	January 2024	SOFR 1.00%-3.00%[(5)]	35,100
September 2022	September 2024	SOFR 1.00%-3.00%[(5)]	57,089
July 2023	January 2024	SOFR 3.40%	50,000
July 2023	March 2024	SOFR 3.39%	200,000
Total Interest Rate Caps & Swaps			$426,564
Fixed-Rate Debt[(3)(4)]			$828,700
Fixed-Rate and Hedged Debt			$1,255,264
Total Debt[(4)]			$1,326,987
% Fixed or Hedged			**94.6%**

(1) *Excludes debt subject to interest rate swap locks.*
(2) *Represents the weighted average interest rate of the portfolio, inclusive of interest rate derivatives.*
(3) *Includes debt subject to interest rate swap locks.*
(4) *Excludes GAAP adjustments.*
(5) *Represents a hedging corridor.*

12

OUTSTANDING DEBT

$ IN THOUSANDS

ARMADA HOFFLER

Debt	Stated Rate	Effective Rate as of 9/30/2023	Maturity Date[1]	2023	2024	2025	2026	2027	Thereafter	Outstanding as of 9/30/2023
				Debt Maturities & Principal Payments						
Secured Debt - Stabilized										
Chronicle Mill	SOFR+3.00%	6.43% [2][3]	May-2024	-	$34,300	-	-	-	-	$34,300
Red Mill Central	4.80%	4.80%	Jun-2024	43	1,838	-	-	-	-	1,881
Premier Apartments	SOFR+1.55%	6.98%	Oct-2024	59	16,035	-	-	-	-	16,094
Premier Retail	SOFR+1.55%	6.98%	Oct-2024	39	7,898	-	-	-	-	7,937
Red Mill South	3.57%	3.57%	May-2025	86	351	4,502	-	-	-	4,939
Market at Mill Creek	SOFR+1.55%	6.98%	Jul-2025	162	647	10,700	-	-	-	11,509
The Everly	SOFR+1.50%	6.82% [2]	Dec-2025	-	-	30,000	-	-	-	30,000
Encore Apartments	2.93%	2.93%	Feb-2026	139	573	590	22,261	-	-	23,563
4525 Main Street	2.93%	2.93%	Feb-2026	182	735	757	28,579	-	-	30,253
Thames Street Wharf	SOFR+1.30%	2.33% [4]	Sep-2026	359	1,972	3,050	62,872	-	-	68,253
Constellation Energy Building	SOFR+1.50%	3.46% [2][4]	Nov-2026	-	-	-	175,000	-	-	175,000
Southgate Square	SOFR+1.90%	7.32% [2]	Dec-2026	216	864	864	23,603	-	-	25,547
Nexton Square	SOFR+1.95%	7.27% [2]	Jun-2027	152	613	613	613	19,743	-	21,734
Liberty Apartments	SOFR+1.50%	6.82%	Sep-2027	87	345	364	382	19,495	-	20,673
Greenbrier Square	3.74%	3.74%	Oct-2027	94	385	399	415	18,370	-	19,663
Lexington Square	4.50%	4.50%	Sep-2028	74	306	320	335	351	12,287	13,673
Red Mill North	4.73%	4.73%	Dec-2028	29	121	127	133	140	3,442	3,992
Greenside Apartments	3.17%	3.17%	Dec-2029	194	780	808	834	861	27,820	31,297
Smith's Landing	4.05%	4.05%	Jun-2035	242	994	1,037	1,081	1,126	10,341	14,821
The Edison	5.30%	5.30%	Dec-2044	97	405	427	450	474	13,423	15,276
The Cosmopolitan	3.35%	3.35%	Jul-2051	222	906	937	968	1,001	36,555	40,589
Total - Secured Stabilized Debt				2,476	70,068	55,495	317,526	61,561	103,868	610,994
Secured Debt - Development Pipeline										
Southern Post	SOFR+2.25%	5.57% [2][4]	Aug-2026	-	-	-	20,993	-	-	20,993
Total - Development Pipeline				-	-	-	20,993	-	-	20,993
Total Secured Debt				2,476	70,068	55,495	338,519	61,561	103,868	631,987
Unsecured Debt										
TD Senior Unsecured Term Loan	SOFR+1.35%-1.90%	4.70% [4]	May-2025	-	-	95,000	-	-	-	95,000
Senior Unsecured Revolving Credit Facility	SOFR+1.30%-1.85%	6.82%	Jan-2027	-	-	-	-	195,000	-	195,000
Senior Unsecured Revolving Credit Facility (Fixed)	SOFR+1.30%-1.85%	4.70% [4]	Jan-2027	-	-	-	-	5,000	-	5,000
M&T Senior Unsecured Term Loan	SOFR+1.25%-1.80%	4.90% [4]	Mar-2027	-	-	-	-	100,000	-	100,000
Senior Unsecured Term Loan	SOFR+1.25%-1.80%	6.72%	Jan-2028	-	-	-	-	-	114,500	114,500
Senior Unsecured Term Loan (Fixed)	SOFR+1.25%-1.80%	1.73%-4.83% [4]	Jan-2028	-	-	-	-	-	185,500	185,500
Total Unsecured Debt				-	-	95,000	-	300,000	300,000	695,000
Outstanding Debt Excluding GAAP Adjustments				**$2,476**	**$70,068**	**$150,495**	**$338,519**	**361,561**	**$403,868**	**$1,326,987**
Other Notes Payable										6,127
GAAP Adjustments										(11,322)
Indebtedness, Net										**$1,321,792**

(1) *Excludes extension options.*
(2) *Subject to a rate floor.*
(3) *Includes debt subject to designated interest rate caps.*
(4) *Includes debt subject to interest rate swap locks.*

13

CAPITALIZATION & FINANCIAL RATIOS

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE
AS OF SEPTEMBER 30, 2023

Debt	% of Total	Principal Balance
Unsecured Credit Facility	15%	$200,000
Unsecured Term Loans	37%	495,000
Mortgages Payable	48%	631,987
Total Debt		$1,326,987

Preferred Equity	Shares	Liquidation Value per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price[1]	Market Value
Common Stock (NYSE: AHH)	76%	67,885	$10.24	$695,142
Operating Partnership Units	24%	21,643	$10.24	221,624
Equity Market Capitalization		89,528		$916,766
Total Capitalization				$2,414,838
Enterprise Value				$2,379,833



Common Equity 38%
Preferred Equity 7%
Debt 55%

Financial Ratios	
Debt Service Coverage Ratio[2]	2.5x
Fixed Charge Coverage Ratio[3]	2.2x
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	6.2x
Net Debt Plus Ancillary Debt / Total Adjusted EBITDA	7.1x
Net Debt Plus Preferred / Total Adjusted EBITDA	8.1x
Debt/Total Capitalization	55%

Liquidity[4]	
Cash on Hand	$32,662
Availability Under Credit Facility	155,000
Total Liquidity	$187,662

Unencumbered Properties	
% of Total Properties	68%
% of Annualized Base Rent	49%

(1) *As of close of market on 9/29/23.*
(2) *Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense and required principal repayment.*
(3) *Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends.*
(4) *Excludes availability under construction loans.*

14

STABILIZED PORTFOLIO SUMMARY

AS OF SEPTEMBER 30, 2023
SEE APPENDIX FOR FULL LIST OF PROPERTIES

ARMADA HOFFLER

COMMERCIAL PORTFOLIO

Retail Properties	# of Properties	Net Rentable SF	Average Age	Occupancy[1]	ABR[1]	ABR per Occupied SF
Town Center of Virginia Beach	9	526,245	15	94.2%	$12,294,801	$24.81
Grocery Anchored	15	1,400,516	13	98.8%	22,974,773	16.60
Southeast Sunbelt	9	1,098,260	16	99.5%	23,854,280	21.82
Mid-Atlantic	5	906,058	19	97.7%	16,148,028	18.23
Stabilized Retail Total	**38**	**3,931,079**	**15**	**98.1%**	**$75,271,882**	**$19.51**

Office Properties	# of Properties	Net Rentable SF	Average Age	Occupancy[1]	ABR[1]	ABR per Occupied SF
Town Center of Virginia Beach	4	788,530	21	98.9%	$22,949,043	$29.44
Harbor Point - Baltimore Waterfront	3	1,073,734	8	96.3%	32,860,735	31.77
Southeast Sunbelt	2	350,320	3	87.8%	10,916,212	35.50
Mid-Atlantic	1	98,061	4	100.0%	1,963,671	20.02
Stabilized Office Total	**10**	**2,310,645**	**12**	**96.1%**	**$68,689,661**	**$30.95**

MULTIFAMILY PORTFOLIO

Multifamily Properties	# of Properties	Units	Average Age	Occupancy[1]	AQR[1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	10	96.0%	$17,973,516	$2,055
Harbor Point - Baltimore Waterfront	2	392	6	96.0%	11,833,572	2,620
Southeast Sunbelt	3	686	2	96.5%	14,789,064	1,861
Mid-Atlantic	3	655	11	95.5%	12,680,592	1,690
Stabilized Multifamily Total	**11**	**2,492**	**8**	**96.0%**	**$57,276,744**	**$1,995**

(1) *See appendix for definitions and portfolio detail.*

15

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

ARMADA HOFFLER

	Three Months Ended				Nine Months Ended			
	9/30/2023	9/30/2022	$ Change	% Change	9/30/2023	9/30/2022	$ Change	% Change
Retail								
Revenue	$21,970	$20,942	$1,028	4.9%	$65,471	$62,682	$2,789	4.4%
Rental Expenses[(1)]	3,038	3,099	(61)	-2.0%	9,341	9,234	107	1.2%
Real Estate Taxes	2,209	2,156	53	2.5%	6,529	6,542	(13)	-0.2%
Net Operating Income	$16,723	$15,687	$1,036	6.6%	$49,601	$46,906	$2,695	5.7%
GAAP Adjustments	(962)	(870)	(92)		(2,999)	(2,768)	(231)	
Net Operating Income, Cash	$15,761	$14,817	$944	6.4%	$46,602	$44,138	$2,464	5.6%
Office								
Revenue	$19,515	$18,687	$828	4.4%	$31,240	$30,861	$379	1.2%
Rental Expenses[(1)]	5,022	4,643	379	8.2%	7,811	7,193	618	8.6%
Real Estate Taxes	2,220	2,044	176	8.6%	4,246	4,026	220	5.5%
Net Operating Income	$12,273	$12,000	$273	2.3%	$19,183	$19,642	($459)	-2.3%
GAAP Adjustments	(717)	(1,307)	590		(178)	(302)	124	
Net Operating Income, Cash	$11,556	10,693	$863	8.1%	$19,005	$19,340	($335)	-1.7%
Multifamily								
Revenue	$13,728	$13,154	$574	4.4%	$34,594	$32,901	$1,693	5.1%
Rental Expenses[(1)]	4,177	4,003	174	4.3%	10,043	9,583	460	4.8%
Real Estate Taxes	1,279	1,130	149	13.2%	3,370	3,041	329	10.8%
Net Operating Income	$8,272	$8,021	$251	3.1%	$21,181	$20,277	$904	4.5%
GAAP Adjustments	(293)	(214)	(79)		(761)	(639)	(122)	
Net Operating Income, Cash	$7,979	$7,807	$172	2.2%	$20,420	$19,638	$782	4.0%
Same Store NOI	$37,268	$35,708	$1,560	4.4%	$89,965	$86,825	$3,140	3.6%
GAAP Adjustments	(1,972)	(2,391)	419		(3,938)	(3,709)	(229)	
Same Store Portfolio NOI, Cash Basis	$35,296	$33,317	$1,979	5.9%	$86,027	$83,116	$2,911	3.5%

(1) *Excludes expenses associated with the Company's in-house asset management division of $0.8M and $0.7M for the three months ended 9/30/2023 & 9/30/2022, and $2.5M & $2.1M for the nine months ended 9/30/2023 & 9/30/2022, respectively.*

16

ACTIVE DEVELOPMENT PROJECTS

$ IN THOUSANDS

				Schedule[1]							
Projects	**Property Type**	**Estimated Size[1]**	**% Leased or LOI**	**Construction Start**	**Initial Occupancy**	**Stabilized Operation[2]**	**Estimated Cost[1]**	**Loan Commitment**	**Cost to Date**	**AHH Ownership %**	**Anchor Tenants**
Southern Post Roswell, GA	Mixed-Use	137 units / 137,000 sf	68%	4Q21	1Q24	4Q24	$126,300	$73,600 [3]	$72,600	100%	

Equity Method Investments

Projects	**Property Type**	**Estimated Size[1]**	**% Leased or LOI**	**Construction Start**	**Initial Occupancy**	**Stabilized Operation[2]**	**Estimated Cost[1]**	**Equity Requirement**	**Funded to Date**	**AHH Ownership %**	**Anchor Tenants**
T. Rowe Price Global HQ Baltimore, MD	Office	553,000 sf office / 20,200 sf retail / 250 parking spaces	93%	2Q22	3Q24	3Q24	$265,200	$45,500	$42,100	50%	T. Rowe Price
Allied | Harbor Point Baltimore, MD	Mixed-Use	312 units / 12,100 sf retail / 1,252 parking spaces	-	2Q22	3Q24	2Q26	232,400	108,900	86,000	90% [4]	
				Total Unconsolidated JV Development			$497,600	$154,400	$128,100		

Future Redevelopment	**Property Type**	**Scope**
Columbus Village II	Retail	Redevelopment

	Q3 2023	**Year to Date**
Capitalized Interest	$4,571	$7,096



Southern Post
Roswell, GA



T. Rowe Price Global HQ
Baltimore, MD

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition in appendix.
(3) Includes $5.7M earnout under certain conditions.
(4) The Company currently owns 78% and holds an option to increase its ownership interest to 90%.

17

REAL ESTATE FINANCING

$ IN THOUSANDS AS OF SEPTEMBER 30, 2023

ARMADA HOFFLER

Outstanding Investments[1]	Property Type	Estimated Size[2]	% Leased or LOI	Initial Occupancy	Loan Maturity	Interest Rate	Principal Balance	Cumulative Accrued Interest[3]	Maximum Principal Commitment	QTD Interest Income[4]
Solis City Park II Charlotte, NC	Multifamily	250 units	18%	3Q23	1Q28	13%	$20,594	$3,127	$20,594	$740
Solis Gainesville II Gainesville, GA	Multifamily	184 units	NA	2Q24[2]	4Q26	14%[5]	19,595	1,669	19,595	717
Solis Kennesaw Kennesaw, GA	Multifamily	239 units	NA	2Q25[2]	2Q27	14%[5]	9,942	406	37,870	1,164
The Allure at Edinburgh Chesapeake, VA	Multifamily	280 units	NA	4Q24[2]	1Q29	15%[6]	9,228	258	9,228	258
Solis Peachtree Corners Peachtree Corners, GA	Multifamily	249 units	NA	3Q25[2]	4Q27	15%[5]	7,608	207	28,440	617
					Total Outstanding Investments		$66,966	$5,666	$115,727	$3,496



The Allure at Edinburgh
Chesapeake, VA



Solis City Park II
Charlotte, NC

(1) *Each investment is in the form of preferred equity with economic terms and accounting consistent with a loan receivable.*
(2) *Represents estimates that may change as the development process proceeds.*
(3) *Excludes accrued unused commitment fee.*
(4) *Includes amortization of fees and unused commitment fees.*
(5) *The interest rate varies over the life of the loan and earns an unused commitment fee.*
(6) *The interest rate varies over the life of the loan.*

18

19 GENERAL CONTRACTING & REAL ESTATE SERVICES $ IN THOUSANDS Atlantic Springs Apartments Raleigh, NC Q3 2023 Q2 2023 Q1 2023 Q4 2022 Trailing 4 Quarters Revenue $99,408 $102,574 $84,238 $95,912 $382,132 Expense (96,095) (99,071) (81,170) (93,667) (370,003) Gross Profit $3,313 $3,503 $3,068 $2,245 $12,129 Operating Margin 3.3% 3.4% 3.6% 2.3% 3.2% Third-Party Backlog as of Q3 2023 Beginning Backlog $592,787 New Contracts 20,646 Work Performed (99,855) Ending Backlog $513,578

NET INCOME BY SEGMENT

$ IN THOUSANDS

ARMADA HOFFLER

	Three Months Ended 9/30/2023						
	Retail Real Estate	Office Real Estate	Multifamily Real Estate	General Contracting and Real Estate Services	Real Estate Financing	Unallocated	Total
Revenues							
Rental Revenues	$25,858	$22,077	$14,978	-	-	-	$62,913
General Contracting and Real Estate Services Revenues	-	-	-	99,408	-	-	99,408
Interest Income	2	-	11	-	3,496	181	3,690
Total Revenues	25,860	22,077	14,989	99,408	3,496	181	166,011
Expenses							
Rental Expenses	4,125	5,925	4,706	-	-	-	14,756
Real Estate Taxes	2,312	2,262	1,293	-	-	-	5,867
General Contracting and Real Estate Services Expenses	-	-	-	96,095	-	-	96,095
Depreciation and Amortization	9,933	8,066	4,306	-	-	157	22,462
Amortization of Right-of-Use Assets - Finance Leases	263	95	67	-	-	-	425
General & Administrative Expenses	-	-	-	-	-	4,286	4,286
Acquisition, Development & Other Pursuit Costs	-	-	-	-	-	-	-
Impairment Charges	5	-	-	-	-	-	5
Total Expenses	16,638	16,348	10,372	96,095	-	4,443	143,896
Gain on Real Estate Dispositions	227	-	-	-	-	-	227
Operating Income	9,449	5,729	4,617	3,313	3,496	(4,262)	22,342
Interest Expense	(5,947)	(6,006)	(2,763)	-	(728)	-	(15,444)
Loss on Extinguishment of Debt	-	-	-	-	-	-	-
Change in Fair Value of Derivatives and Other	1,192	823	204	-	247	-	2,466
Unrealized Credit Loss (Provision) Release	-	-	-	-	(695)	1	(694)
Other Income (Expense), Net	-	-	51	-	-	12	63
Income Before Taxes	4,694	546	2,109	3,313	2,320	(4,249)	8,733
Income Tax (Provision) Benefit	-	-	-	(310)	-	-	(310)
Net Income	$4,694	$546	$2,109	$3,003	$2,320	($4,249)	$8,423

20

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ARMADA HOFFLER

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price	Cash Cap Rate	Purchase Date	Anchor Tenants
2023		311,000	$215,000	6.5%		
The Interlock	Atlanta, GA	311,000 (1)	215,000	6.5%	2Q23	Georgia Tech, Pindrop, Puttshack, WeWork
2022		606,181 / 103 units	$299,450	6.2%		
Pembroke Square	Virginia Beach, VA	124,181	26,450	7.7%	4Q22	Fresh Market, Nordstrom Rack, DSW
Constellation Energy Building	Baltimore, MD	482,000 / 103 units	273,000 (2)	6.1%	1Q22	Constellation Energy Group
2021		412,075	$64,850	6.9%		
Greenbrier Square	Chesapeake, VA	260,710	36,500	6.3%	3Q21	Kroger, Homegoods, Dick's Sporting Goods
Overlook Village	Asheville, NC	151,365	28,350	7.7%	3Q21	T.J. Maxx|Homegoods, Ross
Total/Weighted Average		**1,324,356 / 103 units**	**$579,300**	**6.4%**		

DISPOSITIONS

Properties	Location	Square Feet/Units/Beds	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2022		275,896 / 1,031 units/beds	$258,261	4.3%		
Sandbridge Outparcels	Virginia Beach, VA	7,233	3,455	4.5%	3Q22	Autozone, Valvoline
Annapolis Junction	Annapolis Junction, MD	416 units	150,000	4.2%	3Q22	
North Pointe Outparcels	Durham, NC	268,663	23,931	4.0%	2Q22	Costco, Home Depot
Summit Place	Charleston, SC	357 beds	37,800	4.8%	2Q22	
Hoffler Place	Charleston, SC	258 beds	43,075	4.1%	2Q22	
2021		128,105 / 568 beds	$90,265	5.2%		
Johns Hopkins Village	Baltimore, MD	568 beds	75,000	5.6%	4Q21	
Courthouse 7-Eleven	Virginia Beach, VA	3,177	3,065	4.5%	4Q21	7-Eleven
Socastee Commons	Myrtle Beach, SC	57,273	3,800	NA (3)	3Q21	
Oakland Marketplace	Oakland, TN	64,538	5,500	7.8%	1Q21	Kroger
Hanbury 7-Eleven	Chesapeake, VA	3,117	2,900	5.5%	1Q21	7-Eleven
Total/Weighted Average		**404,001 / 1,599 units/beds**	**$348,526**	**4.5%**		

(1) *Square footage includes 4.9k square feet of retail storage space.*
(2) *Represents 100% of property value of which the Company owns a 90% economic interest.*
(3) *Anchor tenant vacant at time of sale.*

21

22 TOP 20 TENANTS BY ABR(1) $ IN THOUSANDS AS OF SEPTEMBER 30, 2023 (1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized. (2) Per public sources. Commercial Portfolio Tenant Investment Grade Rating(2) Number of Leases Lease Expiration Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Generation ✓ 1 2036 $14,575 7.2% Morgan Stanley ✓ 3 2028 - 2035 8,733 4.3% Harris Teeter/Kroger ✓ 6 2026 - 2035 3,781 1.9% WeWork 2 2034 ; 2037 3,672 1.8% ABR Canopy by Hilton 1 2045 3,171 1.6% Clark Nexsen 1 2029 2,857 1.4% Lowes Foods 2 2037 ; 2039 1,976 1.0% Franklin Templeton ✓ 1 2038 1,861 0.9% Duke University ✓ 1 2029 1,700 0.8% Huntington Ingalls Industries ✓ 1 2029 1,638 0.8% Dick's Sporting Goods ✓ 1 2032 1,553 0.8% PetSmart 5 2025 - 2027 1,527 0.8% TJ Maxx/Homegoods ✓ 5 2025 - 2029 1,519 0.8% Georgia Tech 1 2031 1,418 0.7% Mythics 1 2030 1,285 0.6% Puttshack 1 2036 1,203 0.6% Amazon/Whole Foods ✓ 1 2040 1,144 0.6% Pindrop 1 2027 1,137 0.6% Apex Entertainment 1 2035 1,134 0.6% Ross Dress for Less ✓ 3 2025 - 2027 1,122 0.6% Top 20 Total $57,006 28.4%

23 LEASE SUMMARY (1) Excludes leases from properties in development. OFFICE Renewals For GAAP and Cash Releasing Spread Calc: Quarter Number of Leases Signed Net Rentable SF Signed GAAP Releasing Spread Cash Releasing Spread Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q3 2023 2 18,912 30.9% 5.2% 8.1 $634,661 $33.56 Q2 2023 1 6,302 13.6% 15.4% 5.0 18,906 3.00 Q1 2023 2 3,429 10.9% 1.7% 3.5 8,385 2.45 Q4 2022 3 200,712 6.1% 1.9% 7.2 3,435,248 17.12 Trailing 4 Quarters 8 229,355 8.0% 2.4% 7.1 $4,097,200 $17.86 New Leases(1) Quarter Number of Leases Signed Net Rentable SF Signed Cash Rent per SF Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q3 2023 2 3,757 $34.39 7.6 $274,837 $73.15 Q2 2023 1 466 56.00 10.0 17,950 38.52 Q1 2023 3 20,751 29.56 7.8 1,487,872 71.70 Q4 2022 3 49,719 30.86 9.6 5,023,164 101.03 Trailing 4 Quarters 9 74,693 $30.83 9.0 $6,803,823 $91.09 RETAIL Renewals For GAAP and Cash Releasing Spread Calc: Quarter Number of Leases Signed Net Rentable SF Signed GAAP Releasing Spread Cash Releasing Spread Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q3 2023 13 77,467 9.4% 4.8% 5.1 $266,313 $3.44 Q2 2023 12 58,557 8.1% 5.9% 5.0 81,425 1.39 Q1 2023 18 68,142 10.1% 6.8% 5.1 713,574 10.47 Q4 2022 8 109,384 10.3% 5.4% 5.6 485,589 4.44 Trailing 4 Quarters 51 313,550 9.6% 5.7% 5.3 $1,546,901 $4.93 New Leases(1) Quarter Number of Leases Signed Net Rentable SF Signed Cash Rent per SF Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q3 2023 6 20,892 $18.24 7.9 $1,172,423 $56.12 Q2 2023 9 24,480 28.79 8.0 1,297,607 53.01 Q1 2023 12 40,681 18.86 8.3 1,168,512 28.72 Q4 2022 2 6,620 28.09 9.5 833,566 125.92 Trailing 4 Quarters 29 92,673 $22.00 8.2 $4,472,108 $48.26

LEASE EXPIRATIONS[(1)]

AS OF SEPTEMBER 30, 2023

ARMADA HOFFLER

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	73,010	1.9%	$ -	-
M-T-M	2	4,437	0.1%	118,609	0.2%
2023	2	35,609	0.9%	203,874	0.3%
2024	70	322,443	8.2%	6,282,439	8.3%
2025	94	471,017	12.0%	8,548,437	11.4%
2026	88	472,265	12.0%	9,784,473	13.0%
2027	71	418,446	10.6%	7,889,568	10.5%
2028	70	332,742	8.5%	7,188,381	9.5%
2029	54	241,234	6.1%	5,079,467	6.7%
2030	50	284,211	7.2%	6,491,595	8.6%
2031	34	285,125	7.3%	5,549,625	7.4%
2032	30	304,583	7.7%	5,465,899	7.3%
2033	24	106,737	2.7%	2,849,569	3.8%
Thereafter	36	579,220	14.8%	9,819,946	13.0%
Total / Weighted Average	625	3,931,079	100.0%	$75,271,882	100.0%

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	91,106	3.9%	$ -	-
M-T-M	2	0	-	21,600	-
2023	3	7,148	0.3%	226,924	0.3%
2024	11	120,680	5.2%	3,235,479	4.7%
2025	20	148,844	6.4%	4,638,118	6.8%
2026	10	49,398	2.1%	1,283,493	1.9%
2027	22	183,324	7.9%	6,002,523	8.7%
2028	17	130,848	5.7%	4,059,201	5.9%
2029	13	303,178	13.1%	8,509,104	12.4%
2030	12	171,379	7.4%	5,170,504	7.5%
2031	5	70,504	3.1%	2,030,652	3.0%
2032	3	6,214	0.3%	190,640	0.3%
2033	2	35,068	1.5%	1,081,461	1.6%
Thereafter	14	992,954	43.1%	32,239,962	46.9%
Total / Weighted Average	134	2,310,645	100.0%	$68,689,661	100.0%

(1) *Excludes leases from properties in development and delivered, but not yet stabilized.*

24

25Town Center of Virginia Beach Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

26 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of September 3 0, 2023, for in-place leases as of such date by (b) 12, and do not give effect to periodic contractual rent increases or contingent rental revenue (e.g., per centage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of September 30, 2023. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses. DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission, and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, and proceeds from government development grants, and payments made to purchase interest rate caps and swaps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFF O may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) revenue fo r the quarter, by (b) 4.

27 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as segment revenues less segment expenses. Segment revenues include rental revenues (base rent, expense reimbursements, termination fees, and other revenue) for our property segments, general contracting and real estate services revenues for our general contracting and real estate services segment, and interest income for our real estate financing segment. Segment expenses include rental expenses and real estate taxes for our property segments, general contracting and real estate services expenses for our general contracting and real estate serv ices segment, and interest expense for our real estate financing segment. Segment NOI for the general contracting and real estate services and real estate financing segments is also referred to as segment gross profit. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to b e an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. DEFINITIONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real E state Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related deprec iation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines.

28 DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) average of the number of occupied units on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units available as of such date, expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, amortization of payments made to purchase interest rate caps and swaps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO. PROPERTY/STABILIZED PROPERTY ADJUSTED EBITDA: We calculate Property Adjusted EBITDA as EBITDA coming solely from our operating properties. When referring to Stabilized Property Adjusted EBITDA, we exclude certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up. We generally consider a property to be stabilized upon the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a resul t of a disposition, depending on the significance of the portion of the property disposed. Management believes that Stabilized Property Adjusted EBITDA provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating p erformance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different method ologies for calculating Stabilized Property Adjusted EBITDA or similarly titled measures.

29 DEFINITIONS STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured line of credit. TOTAL ADJUSTED EBITDA: We calculate Total Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteent h quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redev elopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is not considered stabilized.

PROPERTY PORTFOLIO

AS OF SEPTEMBER 30, 2023

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Year Built / Redeveloped	Net Rentable SF	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF[(1)]	Anchor Tenant(s)
Town Center of Virginia Beach							
249 Central Park Retail	Virginia Beach, VA	2004	92,264	95.8%	$2,514,064	$28.43	Cheesecake Factory, Brooks Brothers
Apex Entertainment	Virginia Beach, VA	2002/2020	103,335	81.3%	1,134,000	13.50	Apex Entertainment
Columbus Village	Virginia Beach, VA	2013/2020	62,207	100.0%	1,901,347	30.56	Barnes & Noble, CAVA, Shake Shack, Five Below, Ulta
Commerce Street Retail	Virginia Beach, VA	2008	19,173	100.0%	953,557	49.73	Yard House
Fountain Plaza Retail	Virginia Beach, VA	2004	35,961	93.7%	1,110,851	32.96	Ruth's Chris, Nando's
Pembroke Square	Virginia Beach, VA	1966/2015	124,181	100.0%	2,096,262	16.88	Fresh Market, Nordstrom Rack, DSW
Premier Retail	Virginia Beach, VA	2018	39,015	86.8%	1,155,936	34.15	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	2002	38,515	100.0%	1,021,388	26.52	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	2007	11,594	100.0%	407,396	35.14	Rocket Title, Legal Sea Foods
Grocery Anchored							
Broad Creek Shopping Center[(2)]	Norfolk, VA	2001	121,504	95.7%	$2,230,903	$19.18	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	1980	115,059	98.2%	1,356,439	12.01	Kroger
Brooks Crossing Retail	Newport News, VA	2016	18,349	71.8%	201,195	15.28	Various Small Shops (grocery shadow)
Delray Beach Plaza[(2)]	Delray Beach, FL	2021	87,207	98.0%	2,948,735	34.49	Whole Foods
Greenbrier Square	Chesapeake, VA	2017	260,667	100.0%	2,625,404	10.07	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	2014	15,719	92.6%	329,004	22.60	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	2009	98,638	100.0%	2,027,279	20.55	Harris Teeter
Lexington Square	Lexington, SC	2017	85,440	98.3%	1,918,182	22.83	Lowes Foods
Market at Mill Creek	Mt. Pleasant, SC	2018	80,319	100.0%	1,915,258	23.85	Lowes Foods
North Pointe Center	Durham, NC	2009	226,083	100.0%	2,968,835	13.13	Harris Teeter
Parkway Centre	Moultrie, GA	2017	61,200	100.0%	855,879	13.98	Publix
Parkway Marketplace	Virginia Beach, VA	1998	37,804	100.0%	799,497	21.15	Rite Aid (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	2001	74,251	100.0%	1,292,038	17.40	Safeway
Sandbridge Commons	Virginia Beach, VA	2015	69,417	100.0%	946,177	13.63	Harris Teeter
Tyre Neck Harris Teeter[(2)]	Portsmouth, VA	2011	48,859	100.0%	559,948	11.46	Harris Teeter
Southeast Sunbelt							
The Interlock Retail[(2)]	Atlanta, GA	2021	107,379	97.2%	$4,820,005	$46.18	Puttshack
Nexton Square	Summerville, SC	2020	133,608	100.0%	3,502,486	26.21	Various Small Shops
North Hampton Market	Taylors, SC	2004	114,954	100.0%	1,510,797	13.14	PetSmart, Hobby Lobby
Overlook Village	Asheville, NC	1990	151,365	100.0%	2,224,689	14.70	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	2004	160,942	99.3%	2,281,970	14.28	PetSmart, DSW
Providence Plaza	Charlotte, NC	2008	103,118	100.0%	3,103,461	30.10	Cranfill, Sumner & Hartzog, Chipotle
South Square	Durham, NC	2005	109,590	100.0%	1,996,181	18.21	Ross, Petco, Office Depot
Wendover Village	Greensboro, NC	2004	176,997	100.0%	3,580,962	20.23	T.J. Maxx, Petco, Beauty World
Mid-Atlantic							
Dimmock Square	Colonial Heights, VA	1998	106,166	97.2%	$1,852,971	$17.96	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	1999	49,000	100.0%	717,850	14.65	Regal Cinemas
Marketplace at Hilltop[(2)]	Virginia Beach, VA	2001	116,953	100.0%	2,855,126	24.41	Total Wine, Panera, Chick-Fil-A
Southgate Square	Colonial Heights, VA	2016	260,131	100.0%	3,790,940	14.57	Burlington, PetSmart, Michaels, Conn's
Red Mill Commons	Virginia Beach, VA	2005	373,808	95.3%	6,931,141	19.45	Homegoods, Walgreens
Southshore Shops	Chesterfield, VA	2006	40,307	97.5%	833,729	21.22	Buffalo Wild Wings
Total Retail Portfolio			**3,931,079**	**98.1%**	**$75,271,882**	**$19.51**	

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*

30

PROPERTY PORTFOLIO CONT.

AS OF SEPTEMBER 30, 2023

ARMADA HOFFLER

Office Properties- Stabilized	Location	Net Rentable SF	Year Built	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF[(1)]	Anchor Tenant(s)
Town Center of Virginia Beach							
4525 Main Street	Virginia Beach, VA	235,088	2014	100.0%	$7,268,714	$30.92	Clark Nexsen, Anthropologie, Mythics
Armada Hoffler Tower[(3)]	Virginia Beach, VA	315,916	2002	97.8%	9,574,481	30.98	AHH, Troutman Pepper, Williams Mullen, Morgan Stanley, KPMG
One Columbus	Virginia Beach, VA	129,066	1984	98.3%	3,296,666	25.98	Truist, HBA, Northwestern Mutual
Two Columbus	Virginia Beach, VA	108,460	2009	100.0%	2,809,182	25.90	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront							
Constellation Office	Baltimore, MD	482,317	2016	98.1%	$15,428,096	$32.59	Constellation Energy Group
Thames Street Wharf[(3)]	Baltimore, MD	263,426	2010	100.0%	8,019,307	30.44	Morgan Stanley
Wills Wharf[(2)]	Baltimore, MD	327,991	2020	90.8%	9,413,332	31.62	Canopy by Hilton, Transamerica, RBC, Franklin Templeton
Southeast Sunbelt							
The Interlock Office[(2)]	Atlanta, GA	198,721	2021	86.6%	$6,405,711	$37.23	Georgia Tech, WeWork, Pindrop
One City Center	Durham, NC	151,599	2019	89.3%	4,510,501	33.30	Duke University, WeWork
Mid-Atlantic							
Brooks Crossing Office	Newport News, VA	98,061	2019	100.0%	$1,963,671	$20.02	Huntington Ingalls Industries
Stabilized Office Total		**2,310,645**		**96.1%**	**$68,689,661**	**$30.95**	

Multifamily Properties- Stabilized	Location	Units	Year Built / Redeveloped	Occupancy[(1)]	AQR[(1)]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach						
Encore Apartments	Virginia Beach, VA	286	2014	97.1%	$6,031,320	$1,810
Premier Apartments	Virginia Beach, VA	131	2018	96.2%	2,908,560	1,923
The Cosmopolitan[(4)]	Virginia Beach, VA	342	2006/2020	95.1%	9,033,636	2,315
Harbor Point - Baltimore Waterfront						
1305 Dock Street	Baltimore, MD	103	2016	95.8%	$2,983,164	$2,519
1405 Point[(2)(4)]	Baltimore, MD	289	2018	96.1%	8,850,408	2,656
Southeast Sunbelt						
Chronicle Mill[(4)]	Belmont, NC	238	2022	97.2%	$4,813,260	$1,734
The Everly	Gainesville, GA	223	2022	96.0%	4,874,832	1,898
Greenside Apartments	Charlotte, NC	225	2018	96.3%	5,100,972	1,962
Mid-Atlantic						
The Edison[(4)]	Richmond, VA	174	2014	96.0%	$3,137,628	$1,565
Liberty Apartments[(4)]	Newport News, VA	197	2013	94.3%	3,727,968	1,672
Smith's Landing[(2)]	Blacksburg, VA	284	2009	96.0%	5,814,996	1,777
Multifamily Total		**2,492**		**96.0%**	**$57,276,744**	**$1,995**

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*
(3) *The Company occupies 47,644 square feet at these two properties at an ABR of $1.6M, or $33.7 per leased square foot, which are reflected in this table. The rent paid by the Company is eliminated in accordance with GAAP in the consolidated financial statements.*
(4) *The AQR for Liberty, Cosmopolitan, Chronicle Mill, Edison, and 1405 Point excludes approximately $0.2M, $1.2M, $0.2M, $0.3M and $0.3M ABR, respectively, from ground floor retail leases.*

31

RECONCILIATION OF DEBT & EBITDA

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended			
	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Property Net Operating Income	$42,290	$40,644	$37,846	$37,689
Property Other Income (Expense), Net	(63)	(93)	(47)	(120)
Amortization of Right-of-Use Assets	(425)	(347)	(277)	(277)
Impairment of Intangible Assets and Liabilities	(5)	-	(102)	(83)
Property Adjusted EBITDA	$41,797	$40,204	$37,420	$37,209
Acquisition	-	(1,816)	-	217
Disposition	-	-	-	-
Development	(172)	-	(636)	(12)
Stabilized Portfolio Adjusted EBITDA	**$41,625**	**$38,388**	**$36,784**	**$37,414**
Construction Gross Profit	3,313	3,503	3,068	2,245
Corporate G&A	(4,159)	(3,948)	(5,308)	(3,451)
Non-Cash Stock Comp	817	288	1,846	562
Acquisition, Development & Other Pursuit Costs	-	(18)	-	-
Interest Income	3,678	3,403	3,709	6,562
Other Income (Expense), Net	11	168	10	28
Add Back: Unstabilized EBITDA	-	1,816	636	12
Total Adjusted EBITDA	**$45,285**	**$43,600**	**$40,745**	**$43,372**
Stabilized Property Debt	610,994	613,300	582,084	584,502
Add Unsecured Property Debt	427,333	343,073	219,304	207,103
Acquisitions	-	(111,558)	-	-
Stabilized Portfolio Debt	**$1,038,327**	**$844,815**	**$801,388**	**$791,605**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	**6.2x**	**5.5x**	**5.4x**	**5.3x**
Total Debt[(1)]	1,326,987	1,269,586	1,117,424	1,073,132
Cash	(35,005)	(36,097)	(36,436)	(51,865)
Net Debt	**$1,291,982**	**$1,233,489**	**$1,080,988**	**$1,021,267**
Net Debt Plus Ancillary Debt/Total Adjusted EBITDA	**7.1x**	**7.1x**	**6.6x**	**5.9x**
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	**$1,463,067**	**$1,404,574**	**$1,252,073**	**$1,192,352**
Net Debt + Preferred /Total Adjusted EBITDA	**8.1x**	**8.1x**	**7.7x**	**6.9x**

(1) *Excludes GAAP adjustments.*

32

33 QUARTER TO DATE(1) YEAR TO DATE(1) $ IN THOUSANDS AS OF SEPTEMBER 30, 2023 CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $269 - $1,576 $322 $1,213 - $3,380 Office 149 - 253 - 306 - 708 Multifamily 1 - - 5 551 281 838 Total Portfolio $419 - $1,829 $327 $2,070 $281 $4,926 Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $1,483 20 $4,850 $643 $4,031 - $11,027 Office 576 - 1,298 - 1,206 - 3,080 Multifamily 161 - 45 34 1,455 733 2,428 Total Portfolio $2,220 $20 $6,193 $677 $6,692 $733 $16,535

34 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three months ended 9/30 Nine Months Ended 9/30 2023 2022 2023 2022 Retail Same Store Rental Revenues $21,970 $20,942 $65,471 $62,682 Property Expenses 5,247 5,255 15,870 15,776 NOI 16,723 15,687 49,601 46,906 Non-Same Store NOI(1) 2,698 (90) 4,899 322 Segment NOI $19,421 $15,597 $54,500 47,228 Office Same Store Rental Revenues $19,515 $18,687 $31,240 $30,861 Property Expenses 7,242 6,687 12,057 11,219 NOI 12,273 12,000 19,183 19,642 Non-Same Store NOI(1) 1,617 (243) 20,167 15,173 Segment NOI 13,890 $11,757 $39,350 $34,815 Multifamily Same Store Rental Revenues $13,728 $13,154 $34,594 $32,901 Property Expenses 5,456 5,133 13,413 12,624 NOI 8,272 8,021 21,181 20,277 Non-Same Store NOI(1) 707 167 5,749 6,486 Segment NOI $8,979 $8,188 $26,930 $26,763 Total Property Portfolio NOI $42,290 $35,542 $120,780 $108,806

RECONCILIATION TO GAAP NET INCOME

$ IN THOUSANDS

ARMADA HOFFLER

Three Months Ended 9/30/2023

	Retail[1]	Office[1]	Multifamily[1]	Total Rental Properties	General Contracting & Real Estate Services[2]	Real Estate Financing[3]	Total
Segment Revenues	$ 25,858	$ 22,077	$ 14,978	$ 62,913	$ 99,408	$ 3,496	$ 165,817
Segment Expenses	6,437	8,187	5,999	20,623	96,095	728	117,446
Net Operating Income	$ 19,421	$ 13,890	$ 8,979	$ 42,290	$ 3,313	$ 2,768	$ 48,371
Interest Income							194
Depreciation and Amortization							(22,462)
General and Administrative Expenses							(4,286)
Acquisition, Development and Other Pursuit Costs							-
Gain on Real Estate Dispositions							227
Interest Expense							(14,716)
Unrealized Credit Loss Provision							(694)
Amortization of Right-of-Use Assets - Finance Leases							(425)
Change in Fair Value of Derivatives and Other							2,466
Other Income (Expense), Net							63
Income Tax Provision							(310)
Net Income							$ 8,423
Net Loss (Income) Attributable to Noncontrolling Interest in Investment Entities							(193)
Preferred Stock Dividends							(2,887)
Net Income Attributable to AHH and OP Unitholders							$ 5,343

Nine Months Ended 9/30/2023

	Retail[1]	Office[1]	Multifamily[1]	Total Rental Properties	General Contracting & Real Estate Services[2]	Real Estate Financing[3]	Total
Segment Revenues	$ 73,004	$ 62,156	$ 43,922	$ 179,082	$ 286,220	$ 10,257	$ 475,559
Segment Expenses	18,504	22,806	16,992	58,302	276,336	2,634	337,272
Net Operating Income	$ 54,500	$ 39,350	$ 26,930	$ 120,780	$ 9,884	$ 7,623	$ 138,287
Interest Income							566
Depreciation and Amortization							(60,808)
General and Administrative Expenses							(13,786)
Acquisition, Development and Other Pursuit Costs							(18)
Impairment Charges							(107)
Gain on Real Estate Dispositions							738
Interest Expense							(38,741)
Unrealized Credit Loss Provision							(871)
Amortization of Right-of-Use Assets - Finance Leases							(1,049)
Change in Fair Value of Derivatives and Other							5,024
Other Income (Expense), Net							324
Income Tax Provision							(834)
Net Income							$ 28,725
Net Loss (Income) Attributable to Noncontrolling Interest in Investment Entities							(616)
Preferred Stock Dividends							(8,661)
Net Income Attributable to AHH and OP Unitholders							$ 19,448

(1) Segment net operating income for the retail, office, and multifamily segments is calculated as rental revenues, less rental expenses and rental taxes.
(2) Segment gross profit for the general contracting & real estate services segment is calculated as general contracting and real estate services revenues, less general contracting and real estate services expenses.
(3) Segment gross profit for the real estate financing segment is calculated as interest income, less interest expense.

35

36 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA $ IN THOUSANDS Three Months Ended 9/30/2023 6/30/2023 3/31/2023 12/31/2022 Net income attributable to common stockholders and OP unitholders $5,343 $11,729 $2,376 $11,517 Excluding: Depreciation and Amortization 22,462 19,878 18,468 18,109 Loss (Gain) on Real Estate Dispositions (227) (511) - (42) Income Tax Provision (Benefit) 310 336 188 (5) Interest Expense 15,444 13,629 12,302 10,933 Change in Fair Value of Derivatives and Other (2,466) (5,005) 2,447 (1,186) Preferred Dividends 2,887 2,887 2,887 2,887 Loss on Extinguishment of Debt - - - 475 Unrealized Credit Loss Provision (Release) 694 100 77 (232) Investment Entities 193 269 154 137 Non-Cash Stock Compensation 817 288 1,846 562 Adjusted EBITDA $45,457 $43,600 $40,745 $43,155 Development/Redevelopment (172) - - - Acquisitions (Full Quarter) - - - 217 Total Adjusted EBITDA $45,285 $43,600 $40,745 $43,372 Construction Gross Profit (3,313) (3,503) (3,068) (2,245) Corporate G&A 4,159 3,948 5,308 3,451 Non-Cash Stock Comp (817) (288) (1,846) (562) Acquisition, Development & Other Pursuit Costs - 18 - - Interest Income (3,678) (3,403) (3,709) (6,562) Other Income (Expense), Net (11) (168) (10) (28) Add Back: Unstabilized EBITDA - (1,816) (636) (12) Stabilized Portfolio Adjusted EBITDA $41,625 $38,388 $36,784 $37,414 Acquisition - 1,816 - (217) Disposition - - - - Development 172 - 636 12 Property Adjusted EBITDA $41,797 $40,204 $37,420 $37,209